As filed with the Securities and Exchange Commission on May 4, 2004
Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

THL INVESTMENT CAPITAL CORP.

(Exact name of registrant as specified in its charter)

100 Federal Street, 35th Floor

Boston, MA 02110
(Address of Principal Executive offices)

Registrant’s Telephone Number, including Area Code:

(617) 227-1050

Joseph F. Pesce

c/o THL Investment Capital Partners L.P.
100 Federal Street, 35th Floor
Boston, MA 02110
(617) 227-1050
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies of information to:

Charles W. Robins, Esq. David P. Kreisler, Esq. Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, MA 02110 (617) 772-8300	Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, NY 10036 (212) 735-3000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount to be	Aggregate Offering	Aggregate Offering	Amount of
Title of Securities to be Registered	Registered	Price per Unit	Price(1)(2)	Registration Fee

Common Stock, $0.001 par value per share			$500,000,000	$63,350

(1)	Includes the underwriters’ over-allotment option.

(2)	Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(o) of the Securities Act of 1933, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

Subject to Completion dated May 4, 2004

                                 Shares

THL Investment Capital Corp.

Common Stock

         THL Investment Capital Corp., a Maryland corporation, is a newly-organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies. We will be managed by our investment advisor THL Investment Capital Partners L.P. Thomas H. Lee Management Company, LLC will provide the administrative services necessary for us to operate.

      Because we are newly-organized, our shares have no history of public trading. We intend to apply to list our common stock on The NASDAQ National Market under the ticker symbol “     .”

      Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page 10 of this prospectus. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      The underwriters will reserve up to                      shares for sale, directly or indirectly, to our directors and employees and certain other parties related to THL Investment Capital Partners L.P. The underwriters may also purchase up to an additional                      shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the public offering price will be $          , the total sales load will be $          and the total proceeds, before expenses, to us will be $          .

      The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about                     , 2004.

Bear, Stearns & Co. Inc.

Banc of America Securities LLC

Lehman Brothers

The date of this prospectus is                     , 2004.

      No dealer, sales person or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in the prospectus is current only as of its date.

      Through and including                     , 2004 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

      This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “THL Investment Capital” refer to THL Investment Capital Corp.; “THL Manager”or “investment adviser” refers to THL Investment Capital Partners L.P.; “Thomas H. Lee Management” refers to Thomas H. Lee Management Company, LLC; and “THL” refers to Thomas H. Lee Partners, L.P. and its affiliates.

THL Investment Capital Corp.

      THL Investment Capital is a newly-organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We seek to achieve our investment objective by providing financing primarily to privately owned or thinly traded U.S. middle-market companies.

      We anticipate that our portfolio will be comprised primarily of long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of middle-market companies, as well as equity and equity-linked securities such as common and preferred stock, convertible securities, warrants and options received in connection with our debt investments. Mezzanine financing generally resides in the “middle” of a company’s capital structure, with equity at one end and senior secured bank financing at the other. Structurally, mezzanine financing is, among other things, subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. We expect that these investments will range between $25 million and $75 million each, although this investment size may vary depending upon the characteristics of a particular investment opportunity or proportionately as the size of our capital base changes.

      While our primary focus will be to generate current income through investments in loans and other debt securities, we may invest up to 30% of our portfolio in opportunistic investments in order to enhance returns to stockholders. These investments may include investments in high-yield bonds, distressed debt, private equity, derivatives or other securities of public and private companies.

      We will be managed by THL Manager, which will be a registered investment advisor under the Investment Advisors Act of 1940. Under the terms of an investment advisory agreement, THL Manager will receive a base management fee and incentive fees based on our performance. See “Management — The Investment Advisory Agreement.”

      We are currently the only investment vehicle managed by THL affiliates focused on investing in secured and unsecured senior and subordinated loans and other debt securities of companies, and currently the only publicly traded investment vehicle managed by an affiliate of THL.

About THL

      Founded as Thomas H. Lee Company in 1974 by Thomas H. Lee, THL is one of the leading private equity investment firms in the United States. Over the past 20 years, THL has raised approximately $14 billion in capital in a series of investment funds and has invested approximately $9 billion in over 80 middle-market companies through friendly acquisitions, recapitalizations and direct investments. THL has primarily focused on companies which have strong sustainable cash flows and the opportunity for sustainable growth in their core or related businesses. THL targets companies that can capitalize on key competitive advantages to increase cash flow through market growth, market share gains, distribution or product line expansion and/or market consolidation.

      THL investment professionals have sought to provide investors with attractive returns while minimizing the risk of capital loss. THL actively manages its portfolio companies which, since 1989, have raised more than $70 billion in senior secured loans and more than $15 billion in high-yield bonds and other forms of subordinated debt. THL is currently investing its fifth private equity fund which has over $6.1 billion of committed capital for equity investments.

About THL Manager

      THL Manager will be led by Thomas H. Lee, who has 39 years of experience in the investment industry, together with a carefully-assembled team of investment professionals that will be dedicated full-time to the operation of THL Manager. In addition, THL Manager will be supported by THL’s full team of investment professionals. THL Manager will have access to and will seek to capitalize on THL’s significant deal flow, deep industry knowledge, contacts and investment philosophy to develop investment opportunities for us.

Market Opportunity

      THL Investment Capital intends to invest primarily in mezzanine loans and senior secured loans of private domestic middle-market companies. We believe the following factors create an attractive market opportunity for THL Investment Capital:

Underserved Market for Lending to Middle-Market Companies

      THL Investment Capital believes middle-market companies are increasingly underserved by traditional financing sources as a result of significant consolidation among traditional financial institutions as well as the increasing focus of these financial institutions on lending to and servicing larger corporate clients. The remaining regional lenders typically require asset-supported senior financing for middle-market borrowers, thereby creating an opportunity for others to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans. Moreover, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks.

Middle-Market Companies Have Limited Access to Capital Markets

      Most middle-market companies are not investment grade borrowers and do not typically need access to proceeds greater than $100 million. Institutional investors have increasingly sought to invest in larger, more liquid offerings. As a result, middle-market companies’ access to the capital markets has become increasingly limited, as fewer than 4% of the new high-yield issues in 2003 raised less than $100 million in proceeds.

Mezzanine Capital Backlog

      According to industry sources, a pool of approximately $130 billion of private equity capital has not been invested. Based on current deal volume, we believe this would equate to about six to seven years of mezzanine capital investment backlog.

      Based on these factors, we believe significant opportunities exist to invest in mezzanine and senior secured loans of middle-market companies, and that we will be well-positioned to serve this market.

Competitive Advantages

      We believe that we have the following competitive advantages over other capital providers to middle-market companies:

We Have Extensive Management Expertise

      Thomas H. Lee, Chairman of THL, who has been involved in all aspects of THL’s investment activities, including serving as a member of THL’s investment committee, will have principal management responsibility for THL Manager. Mr. Lee has a total of more than 39 years of experience in leveraged finance and private equity investing, and intends to dedicate a portion of his time to managing THL Manager. In addition, we expect that THL Manager will hire additional investment professionals. THL Manager will also have access to the resources and expertise of THL’s 23 investment professionals, led by THL’s Chairman. THL’s senior partners have worked together for an average of 16 years and are supported by THL’s infrastructure and investment professionals who possess a broad range of transactional, financial, managerial and investment skills.

      As a result of the THL investment professionals’ extensive investment experience, THL and its senior partners have developed a strong reputation in the capital markets. We believe that this experience, together with the experience of the managing partners of THL Manager in raising capital, investing in debt and equity securities and managing investments in companies, will afford THL Investment Capital a competitive advantage in identifying and investing in middle-market companies with the potential to generate returns.

We Benefit From Access to THL

      We believe our principal competitive advantage over other capital providers is THL Manager’s access to the resources and expertise of THL, which include the following:

Proven investment strategy

      We expect that THL Manager will utilize THL’s investment strategy in making investment decisions on our behalf. This approach, which has been developed and refined over THL’s 30-year history, has been consistently focused on companies with strong fundamentals, particularly those factors which drive sustainable revenue growth and operating cash flow. THL targets companies with well-recognized brand names, dominant market share positions, unique product features and distribution, manufacturing or other cost advantages. These target companies capitalize on key competitive advantages to increase cash flow through:

•	market growth;

•	market share gains;

•	distribution or product line expansion; and

•	market consolidation/acquisitions.

Broad and diverse industry experience

      We expect that the THL Manager will be able to draw on THL’s deep and broad industry experience. Over the past 20 years, THL has invested across 15 industries in over 80 companies. THL is continuously monitoring industry sectors in which they have prior experience and additional industry sectors to identify untapped investment opportunities. We expect that THL Manager’s access to THL’s expertise in identifying these opportunities will result in competitive advantages for us compared to other business development companies. Through the investment process, THL’s investment professionals have developed expertise in virtually all areas of these industries. These professionals often study an industry for years prior to making an investment, establishing valuable contacts with industry executives, suppliers, customers, financial analysts and consultants. THL seeks to maintain and foster these contacts, creating continuous opportunities and access to industry information and knowledge.

Proprietary deal origination

      We expect that THL Manager will have access to THL’s pipeline of proprietary transactions. Due to THL’s reputation and network of relationships with major industrial, financial, legal, and governmental entities, a significant number of its investments have been sourced on an exclusive basis. THL’s global reputation as a preeminent financial sponsor with the ability to move quickly and decisively to consummate opportunities attracts management teams actively seeking financial partners.

Untapped investment opportunities

      Due to its investment history, resources and contacts with corporations, financial institutions and third-party advisors, THL has consistent access to investment opportunities of varying sizes at all levels of the capital structure. THL’s private equity business, however, is predominantly focused on investing equity capital in control positions. As a result, THL does not pursue numerous investment opportunities that come to its attention because they do not fit within the investment mandate of its private equity funds. The types of investments made available to THL, but not pursued, generally consist of many of the same investments that we will be pursuing. While not consistent with the investment mandate of THL’s private equity funds, some of these opportunities may fall within our investment objective. We expect that THL Manager will be able to access these potential investment opportunities.

      Moreover, because of our ability to invest at all levels of a company’s capital structure, the knowledge resulting from these reviews by THL may result in investment opportunities for us. For example, in a situation where a debt investment is more appropriate than an equity investment, THL Manager may elect to invest in debt securities of that company. We expect that THL will provide THL Manager, where permitted, the industry knowledge and company-specific knowledge resulting from these transaction reviews.

Experience in credit analysis and capital structuring

      THL has developed significant expertise analyzing the operations and financial statements of companies to determine their suitability for leverage. Since 1989, THL’s portfolio companies have raised more than $70 billion in senior secured loans and more than $15 billion in high-yield bonds and other forms of subordinated debt. Although THL itself has invested predominantly in the equity of these companies, as the sponsor for these transactions THL has been responsible for identifying the investment, performing due diligence and determining the appropriate leverage for, and capital structure of, the investment. In determining an appropriate capital structure for a company, THL’s professionals regularly assess the quality of earnings, the potential liquidation value of the company and other factors relevant to an extension of credit. THL also coordinates the financing of all components of the capital structure of a company, including senior and subordinated debt, preferred stock and common equity. As the investor in the equity of these companies, THL does not benefit unless all components of the capital structure are serviced and ultimately repaid. This approach should enable THL Manager to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Access to financial institution-driven deal flow

      Given THL’s long-standing and deep relationships with major commercial and investment banking firms, we expect THL Manager will be able to access the debt and equity investment opportunities generated by these financial institutions. These institutions regularly raise capital for their clients throughout the capital structure and are active market participants, investing in and underwriting securities across a broad range of industries and financial instruments. We believe these relationships will enable THL Manager to continuously source new investments as we seek to deploy our capital and maximize our risk adjusted returns.

We Are Currently the Only THL Investment Vehicle Other Than Private Equity Funds

      Except for THL’s private equity funds, we are currently the only THL-sponsored investment vehicle. We expect our portfolio will consist of securities at all levels of the capital structure, providing THL Manager with the flexibility to make investments it believes will generate the greatest risk-adjusted returns. THL has no debt funds, mezzanine funds, distressed debt funds or hedge funds. We therefore will not be competing with other THL funds for access to THL ideas and opportunities.

We Are Currently the Only THL Publicly-Traded Investment Vehicle

      We are currently the only THL-managed investment vehicle that is available to public investors. THL’s existing private equity funds are raised in private offerings (mostly from public and corporate pension plans), require significant minimum investments from each investor and are highly illiquid.

Operating and Regulatory Structure

      Our investment activities will be managed by THL Manager and supervised by our board of directors, a majority of whom are independent of THL and its affiliates. THL Manager is a newly-formed investment adviser that we intend to register under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Under our investment advisory and management agreement, we have agreed to pay THL Manager an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

      As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not be permitted to invest in any portfolio company in which THL or any of its affiliates currently has an investment. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. Federal Income Tax Considerations.”

Our Corporate Information

      Our principal executive and administrative offices are located at 100 Federal Street, 35th Floor, Boston, MA 02110, telephone number (617) 227-1050.

THE OFFERING

Common Stock Offered by Us	shares, excluding shares of common stock issuable pursuant to the 30-day over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale directly or indirectly to our directors and employees and certain other parties related to THL Manager.

Common Stock to be Outstanding after this Offering	shares, excluding shares of common stock issuable pursuant to the 30-day over-allotment option granted to the underwriters.

Use of Proceeds	We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and other market conditions.

We expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Dividends.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Market and Ticker Symbol Trading	We will apply to list our common stock on The NASDAQ National Market under the ticker symbol “ .”

Trading	Shares of closed-end investment companies, including business development companies, sometimes trade at a discount to their net asset value and shares of business development companies may trade at an even greater discount than shares of other closed-end investment companies. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-Takeover Provisions	We will implement certain anti-takeover provisions in accordance with Maryland corporate law, including (i) our board of directors will be divided into three classes of directors serving staggered three-year terms and (ii) certain provisions of Maryland corporate law may also serve to deter hostile takeovers. See “Description of Our Capital Stock.”

Risk Factors	See “Risk Factors” beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management Arrangements	THL Manager will serve as our investment adviser. Thomas H. Lee Management will serve as our administrator. We have entered into a license agreement with THL, pursuant to which THL has agreed to grant us a non-exclusive license to use the name “THL.” For a description of THL Investment Capital Management, Thomas H. Lee Management, THL and our contractual arrangements with these companies, see “Management — Investment Advisory and Management Agreement,” “— Administration Agreement,” and “— License Agreement.”

Available Information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C., at several regional SEC offices, and on the SEC’s Internet website at http://www.sec.gov.

FEES AND EXPENSES

      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “THL Investment Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in THL Investment Capital as such expenses will reduce your overall investment return.

Stockholder transaction expenses (as a percentage of offering price):

Sales load	%(1)
Offering expenses borne by us	%(2)
Organizational costs	%
Total stockholder transaction expenses	%

Estimated annual expenses (as a percentage of net assets attributable to common stock):

Management fees		%(4)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income and 20% of realized capital gains)	0.00	%(5)
Interest payments on borrowed funds	None	(6)
Other expenses		%(3)(7)
Total annual expenses (estimated)		%(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”

(4)	Our management fee is based on our gross assets. See “Management — Investment Advisory and Management Agreement” and note 5 below.

(5)	Based on our current business plan, we do not expect to fully invest the net proceeds from this offering for up to two years and we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a % quarterly ( % annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the % base management fee (see note 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management — Investment Advisory and Management Agreement.”

(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt. However, assuming we borrowed for investment purposes an amount equal to

40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3%, our total annual expenses (estimated) would be as follows:

Management fees	%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	%
Other expenses	%
Total annual expenses (estimated)	%

(7)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Thomas H. Lee Management in performing its obligations under the administration agreement. See “Management — Administration Agreement.”

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 Years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

      This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

      Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks relating to our business and structure

We have no operating history and may not achieve our investment objectives.

      We were incorporated in April 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or be reduced to zero.

You are not acquiring an interest in THL private equity funds and our returns, if any, may be substantially lower than those funds.

      While THL Investment Capital may consider potential co-investment participation in portfolio investments with other THL funds, other than the initial co-investment by THL Manager in our common stock, no such investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which cannot be assured. We are not able to make as broad an array of investments as those typically available to a THL private fund. Accordingly, we cannot assure you that THL Investment Capital will replicate THL’s historical success, and we caution you that our investment returns, if any, could be substantially lower than the returns achieved by THL’s private funds.

Neither THL Investment Capital nor THL Manager has any experience managing a business development company and our investment returns, if any, could be substantially lower than the returns achieved by other business development companies.

      The 1940 Act restricts the operations and possible investments of business development companies. Our investment adviser and its senior management have no experience managing a portfolio of assets under such constraints. Those constraints may prohibit us from taking advantage of attractive investment opportunities and, as a result, achieving our investment objectives. Moreover, our investment strategies will differ from those of other private funds that are or have been managed by THL investment professionals. There can be no assurances that we will be managed effectively as a business development company, and our investment returns, if any, could be substantially lower than the returns achieved by other business development companies.

The departure of THL Manager’s key personnel or the loss of their access to THL’s investment professionals and partners could have a material adverse effect on our ability to achieve our investment objectives.

      We will depend on the diligence, skill and network of business contacts of THL Manager’s senior management. We will also depend, to a significant extent, on THL Manager’s relationships with THL’s investment professionals and partners and the information and deal flow generated by THL investment professionals in the course of their investment and portfolio management activities. THL Manager’s senior management will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of THL Manager’s senior management team. In addition, we cannot assure you that THL Manager will remain our investment adviser or that we will continue to have access to THL’s partners and investment professionals or its information and deal flow. The departure of any of THL Manager’s senior managers, or of a significant number of THL’s investment professionals or partners, or the loss of their access to THL’s investment professionals and partners could have a material adverse effect on our ability to achieve our investment objectives.

We may not be able to compete effectively with other business development companies for our investment opportunities.

      We face intense competition in our plans to lend to middle-market companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, in certain circumstances, private equity funds. Several other business development companies have recently raised, or are expected to raise, significant amounts of capital, and intend to lend to the same middle-market companies we plan to target.

      Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments than us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

We may not be able to manage our business effectively.

      Our ability to achieve our investment objectives will depend on our ability to manage our business, which will depend, in turn, on THL Manager’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our investment process, our management’s ability to provide us with competent, attentive and efficient services to us and our access to financing on acceptable terms. THL Manager’s senior management team will have substantial responsibilities under the investment advisory and management agreement, in addition to their roles as officers of other THL funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to manage our business effectively, we and THL Manager will need to hire, train, supervise and manage new employees. We can offer no assurance, however, that any such employees will significantly contribute to the work of the investment adviser. Any failure to manage our future activities effectively could have a material adverse effect on our business, financial condition and results of operations.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

      To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we fail to qualify as a RIC, we will be subject to corporate-level income tax.

      To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate-level income tax, our net assets, the amount of income available for distribution and the amount of our distributions could be substantially reduced, which would have a material adverse effect on us and our stockholders.

As a business development company, our ability to issue debt and borrow money will be impaired.

      The 1940 Act restricts our ability to issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities.” Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required by loan covenants to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We may have difficulty paying our required distributions if we recognize income before or without receiving the corresponding cash.

      In order to qualify as a RIC, we will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount. This may arise if, for example, we receive warrants in connection with the making of a loan or in the event of contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant, will be included in income before we receive any corresponding cash payments.

      Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting these distribution requirements. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

•	We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

•	It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility, including our ability to pay dividends.

•	We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

•	Exposure to changes in interest rates.

There will be uncertainty as to the value of many of our portfolio investments.

      A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will use the services of an independent valuation firm to assist in determining the securities’ fair value. The types of factors that may be considered in fair value pricing of our investments include:

•	the nature and realizable value of any collateral;

•	the issuer’s ability to make payments and its earnings;

•	the markets in which the issuer of the securities does business;

•	comparison to publicly traded companies; and

•	discounted cash flow and other relevant factors.

      Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding our investments’ fair value were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our investments will lack liquidity.

      We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. If we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less value than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate our investment in a particular portfolio company to the extent that we or an affiliated manager of THL has material non-public information regarding such portfolio company.

Significant potential conflicts of interest could impact our investment returns.

      Our executive officers and directors, and THL Manager’s partners serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between THL Investment Capital and other THL funds, such other THL-sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established, may have overlapping investment objectives with those of THL Investment Capital and invest in, whether principally or secondarily, asset classes similar to those targeted by THL Investment Capital. As a result, THL Manager’s partners may face conflicts in the allocation of investment opportunities to other THL funds. Although THL Manager will endeavor to allocate investment opportunities in a fair and equitable manner, it is unlikely that we will be able to participate in certain investments made by investment funds managed by investment managers affiliated with THL Manager. When the partners of THL Manager identify an investment, they will be forced to choose which investment fund should make the investment.

Risks related to our investments

Our investments will be very risky, and you could lose all of your investment.

      We intend to invest primarily in mezzanine investments. Mezzanine investments are typically not rated by any rating agency, but the THL Manager believes that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). Indebtedness of below-investment-grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our mezzanine investments may result in an above-average amount of risk and volatility or loss of principal. We will invest in assets other than mezzanine investments including senior secured loans, including second lien loans, high-yield securities,

U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks for our stockholders that could adversely affect our investment returns.

We may not realize gains from our equity investments.

      When we invest in mezzanine or senior secured loans, we may also acquire warrants or other equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may not consummate enough portfolio company investments to achieve our investment objectives.

      We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser. Our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares. We face intense competition in selecting and consummating investment opportunities that meet our limited criteria, and there can be no assurance that we will identify and consummate sufficient transactions to achieve our investment objectives.

The yield on our common stock will be lower during the ramp up period.

      We anticipate that prior to the investment of the proceeds of this offering, which we refer to as the ramp up period, our portfolio will initially consist primarily of cash, cash equivalents, U.S. government securities or high quality securities maturing in one year or less from the date of investment. We expect that initially our portfolio will consist primarily of senior secured loans because we believe that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. In addition, we expect the ramp up period to last approximately two years, however market conditions could adversely impact the length of this period. During the ramp up period we expect that our non-mezzanine investments will earn yields substantially lower than the yields that we anticipate receiving on mezzanine investments. As a result, during the ramp up period the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine investments, or we may not be able to pay dividends at all.

Our investments will be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies performs poorly.

      We will initially invest this offering’s net proceeds in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be adversely affected if one or a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Loans to privately-held, middle-market borrowers are extremely risky.

      Loans to middle-market borrowers involve a number of significant risks, including:

•	middle-market companies may have limited financial resources and may be unable to repay our loans;

•	middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses;

•	there is generally no publicly available information about these companies;

•	middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; and

•	middle-market companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

      Our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during economic slowdowns or recessions. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

      Our portfolio companies may default on their outstanding obligations during economic recessions or downturns. As a result, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments.

      We intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. The terms of such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Notwithstanding that the value of your investment may decline, the management fee and, in certain cases, the incentive fee will still be payable

      The management fee will be calculated as      % of the value of our gross assets at a specific time. Accordingly, the management fee may be payable and even increase notwithstanding that the value of our net assets and your investment might decrease. Moreover, the portion of our incentive fee derived from investment income is calculated based on the rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, the quarterly hurdle rate may be satisfied and a portion of the incentive fee payable even though in previous periods the value of our net assets has declined. In addition, the other portion of the incentive fee is based upon realized capital gains net of all realized capital losses and unrealized capital depreciation at the end of each year. Accordingly, this portion of the incentive fee may also be payable notwithstanding a decline in the asset value in previous years.

The structure of their incentive fee may induce THL Manager to make speculative investments.

      The incentive fee payable by us to THL Manager may create an incentive for THL Manager to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee is calculated as a percentage of the return on invested capital, which may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. Furthermore, because the portion of the incentive fee payable in respect of net investment income remains payable even if we are incurring realized or unrealized capital losses, our investment adviser may be encouraged to invest in high rate securities even if there is excessive risk of default.

      Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may invest more in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

      The incentive fee payable by us to THL Manager also may create an incentive for THL Manager to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In such cases, we may have to sell assets, possibly at disadvantageous times, in order to pay incentive fees.

Changes in interest rates may increase our cost of capital and reduce our net investment income.

      If we borrow to fund our investments, a portion of our income may become dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Some of our investments will have fixed interest rates, while our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits to lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop that expertise.

                  We may borrow money to fund our future investments, which could magnify the potential for gain or loss on amounts invested and could increase the risk of investing in our common stock.

      In the future, we may leverage our portfolio by using borrowings to fund our investments. If we borrow money, providers of this indebtedness may obtain fixed dollar claims on our assets that are superior to the claims of our common stockholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make dividend payments on our common stock.

      The 1940 Act requires that our asset coverage ratio (the ratio of our total assets to our total indebtedness) be at least 200%. Our ability to achieve our investment objective may depend in part on our future ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. We cannot assure you that we will be able to obtain the financing necessary to maintain that leverage on favorable terms, if at all.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

      Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include:

•	changes in exchange control regulations;

•	political and social instability;

•	expropriation;

•	imposition of foreign taxes, possible recognition of taxable income without corresponding receipt of proceeds, possible increase in tax rates and possible adverse foreign withholding of income;

•	less liquid markets and less available information than is generally the case in the United States;

•	higher transaction costs;

•	less government supervision of exchanges, brokers and issuers;

•	less developed bankruptcy laws;

•	difficulty in enforcing contractual obligations; and

•	lack of uniform accounting and auditing standards and greater price volatility.

      Further, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of a fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Risks relating to this offering

Provisions of Maryland corporate law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

      The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of THL Investment Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”) as modified by any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. In addition, the Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We have also adopted other provisions in our charter and bylaws that may make it difficult for a third party to obtain control of us, including:

•	provisions classifying our board of directors in three classes serving staggered three-year terms;

•	provisions permitting our board of directors to classify or reclassify shares of our stock in one or more classes or series, or to cause the issuance of additional shares of our stock; and

•	provisions permitting us to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

      These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

      Lending to private and middle-market companies generally involves a higher amount of risk of loss of principal and volatility than many alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive. Therefore, an investment in our shares may not be suitable for someone with a low risk tolerance.

The market price of our common stock may fluctuate significantly.

      The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss or potential loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of THL Manager’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

No public market has existed for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

      We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Future sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

      Upon consummation of this offering, we will have                      shares of common stock outstanding (or                      shares of common stock if the 30-day over-allotment option is fully exercised). Following this offering, sales of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

      Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

      We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

      We are a newly formed company and have only recently commenced operations. Therefore, we have not had any meaningful operations. Please see “Risk Factors — Risks relating to our business and structure — We have no operating history and may not achieve our investment objectives” for a discussion of risks relating to our lack of historical operations. The following analysis of our financial condition should be read in conjunction with our financial statements and the notes thereto and the other financial data included elsewhere in this prospectus.

      THL Investment Capital was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including debt and equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Revenues

      We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on investments that we hold, including warrants or other equity interests that we may acquire in portfolio companies. We expect our investments, whether in the form of mezzanine or senior secured loans, to have a term of up to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of cash interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

      Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management — Investment Advisory and Management Agreement,” and “— Administration Agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by THL Manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Thomas H. Lee Management in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

      To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial Condition, Liquidity and Capital Resources

      We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $           million and no indebtedness. This amount does not take into account the exercise of the 30-day over-allotment option. See “Use of Proceeds.”

DIVIDEND POLICY

      In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CONTRACTUAL OBLIGATIONS

      We have entered into three contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which THL Manager agrees to serve as our investment adviser, the administration agreement, pursuant to which Thomas H. Lee Management agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance, and a license agreement with THL, pursuant to which THL has agreed to grant us a non-exclusive license to use the name “THL.” Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on THL Investment Capital’s performance. Payments under the administration agreement will be equal to administration fees, if any, and an amount based upon our allocable portion of Thomas H. Lee Management’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. See “Management — Investment Advisory and Management Agreement,” “— Administration Agreement” and “— License Agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to THL Investment Capital, they may also perform duties for other THL related entities. Payments under our license agreement will be $          per year.

USE OF PROCEEDS

      We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $                million (or approximately $           million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $           per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $          payable by us.

      We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that our portfolio will initially consist primarily of senior loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

      We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

      To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the applicable asset coverage ratio stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

      We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

      The following table sets forth (1) our actual capitalization at                     , 2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an initial public offering price of $           per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

As of , 2004

	Actual	As Adjusted(1)

(Amounts in thousands)
Assets:
Cash	$	$

Total assets	$

Stockholders’ equity:
Common stock, par value $0.001 per share; shares authorized; shares outstanding; actual; shares outstanding, as adjusted	$	$
Capital in excess of par value
Total stockholders’ equity	$	$

(1)	Does not include the underwriter’s 30-day over-allotment option of shares.

BUSINESS

      THL Investment Capital is a newly-organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We seek to achieve our investment objective by providing financing primarily to privately owned or thinly traded U.S. middle-market companies, which we generally define as companies with enterprise valuations of up to $3 billion.

      We anticipate that our portfolio will be comprised primarily of long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of middle-market companies, as well as equity and equity-linked securities such as common and preferred stock, convertible securities, warrants and options received in connection with our debt investments. Mezzanine financing generally resides in the “middle” of a company’s capital structure, with equity at one end and senior secured bank financing at the other. Structurally, mezzanine financing is, among other things, subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. We expect that these investments will range between $25 million and $75 million each, although this investment size may vary depending upon the characteristics of a particular investment opportunity or proportionately as the size of our capital base changes.

      While our primary focus will be to generate current income through investments in loans and other debt securities, we may invest up to 30% of our portfolio in opportunistic investments in order to enhance returns to stockholders. These investments may include investments in high-yield bonds, distressed debt, private equity, derivatives or other securities of public and private companies.

      We will be managed by THL Manager, which will be a registered investment advisor under the Investment Advisors Act of 1940. Under the terms of an investment advisory agreement, THL Manager will receive a base management fee and incentive fees based on our performance. See “Management — The Investment Advisory Agreement.”

      We are currently the only investment vehicle managed by THL affiliates focused on investing in secured and unsecured senior and subordinated loans and other debt securities of companies, and currently the only publicly traded investment vehicle managed by an affiliate of THL.

About THL

      Founded as Thomas H. Lee Company in 1974 by Thomas H. Lee, THL is one of the leading private equity investment firms in the United States. Over the past 20 years, THL has raised approximately $14 billion in capital in a series of investment funds and has invested approximately $9 billion in over 80 middle-market companies through friendly acquisitions, recapitalizations and direct investments. THL has primarily focused on companies which have strong sustainable cash flows and the opportunity for sustainable growth in their core or related businesses. THL targets companies that can capitalize on key competitive advantages to increase cash flow through market growth, market share gains, distribution or product line expansion and/or market consolidation.

      THL investment professionals have sought to provide investors with attractive returns while minimizing the risk of capital loss. THL actively manages its portfolio companies which, since 1989, have raised more than $70 billion in senior secured loans and more than $15 billion in high-yield bonds and other forms of subordinated debt. THL is currently investing its fifth private equity fund which has over $6.1 billion of committed capital for equity investments.

      Putnam Investments, Inc., a Boston-based manager of mutual funds, is an affiliate of THL.

About THL Manager

      THL Manager will be led by Thomas H. Lee, who has 39 years of experience in the investment industry, together with a carefully-assembled team of investment professionals that will be dedicated full-time to the operation of THL Manager. In addition, THL Manager will be supported by THL’s full team of investment professionals. THL Manager will have access to and will seek to capitalize on THL’s significant deal flow, deep industry knowledge, contacts and investment philosophy to develop investment opportunities for us.

Market Opportunity

      THL Investment Capital intends to invest primarily in mezzanine loans and senior secured loans of private domestic middle-market companies. We believe the following factors create an attractive market opportunity for THL Investment Capital:

Underserved Market for Lending to Middle-Market Companies

      THL Investment Capital believes middle-market companies are increasingly underserved by traditional financing sources as a result of significant consolidation among traditional financial institutions as well as the increasing focus of these financial institutions on lending to and servicing larger corporate clients. We believe the broad-based consolidation that occurred in the U.S. financial services industry from 1990 through 2003, reducing the number of FDIC-insured financial institutions from approximately 15,000 to 9,000, provides an opportunity for THL Investment Capital to capitalize on the underserved middle-market.

      Additionally, the remaining regional lenders, which have historically constituted the primary source of capital for middle-market companies, are now increasingly focusing on asset-supported senior financing for middle-market borrowers, thereby creating the opportunity for others to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As middle-market companies continue to need a full array of financing options, business development companies, such as THL Investment Capital, will help fill this void by regional lenders.

Middle-Market Companies Have Limited Access to Capital Markets

      Most middle-market companies are not investment grade borrowers and do not typically need access to proceeds greater than $100 million. As a result, their access to the capital markets has become increasingly limited, as fewer than 4% of the new high-yield issues for 2003 raised less than $100 million in proceeds. Additionally, the average deal size in the high-yield market has grown from approximately $176 million in 1997 to $296 million in 2003. Consequently, while many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this financing approach has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

Mezzanine Capital Backlog

      According to industry sources, a pool of approximately $130 billion of private equity capital has not yet been invested. Based on current deal volume, we believe this would equate to about six to seven years of mezzanine capital investment backlog. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

      Based on these factors, we believe significant opportunities exist to invest in mezzanine and senior secured loans of middle-market companies, and that we will be well-positioned to serve this market.

Competitive Advantages

      We believe that we have the following competitive advantages over other capital providers to middle-market companies:

We Have Extensive Management Expertise

      Thomas H. Lee, Chairman of THL, who has been involved in all aspects of THL’s investment activities, including serving as a member of THL’s investment committee, will have principal management responsibility for THL Manager. Mr. Lee has a total of more than 39 years of experience in leveraged finance and private equity investing, and intends to dedicate a portion of his time to managing THL Manager. In addition, we expect that THL Manager will hire additional investment professionals. THL Manager will also have access to the resources and expertise of THL’s 23 investment professionals, led by THL’s Chairman. THL’s senior partners have worked together for an average of 16 years and are supported by THL’s infrastructure and investment professionals who possess a broad range of transactional, financial, managerial and investment skills.

      As a result of the THL investment professionals’ extensive investment experience, THL and its senior partners have developed a strong reputation in the capital markets. We believe that this experience, together with the experience of the managing partners of THL Manager in raising capital, investing in debt and equity securities and managing investments in companies, will afford THL Investment Capital a competitive advantage in identifying and investing in middle-market companies with the potential to generate returns.

We Benefit From Access to THL

      We believe our principal competitive advantage over other capital providers is THL Manager’s access to the resources and expertise of THL, which include the following:

Proven investment strategy

      We expect that THL Manager will utilize THL’s investment strategy in making investment decisions on our behalf. This approach, which has been developed and refined over THL’s 30-year history, has been consistently focused on companies with strong fundamentals, particularly those factors which drive sustainable revenue growth and operating cash flow. THL targets companies with well-recognized brand names, dominant market share positions, unique product features and distribution, manufacturing or other cost advantages. These target companies capitalize on key competitive advantages to increase cash flow through:

•	market growth;

•	market share gains;

•	distribution or product line expansion; and

•	market consolidation/acquisitions.

Broad and diverse industry experience

      We expect that the THL Manager will be able to draw on THL’s deep and broad industry experience. Over the past 20 years, THL has invested across 15 industries in over 80 companies. THL has extensive experience and knowledge through its investment activities in the following industries:

• business services;

•	cable television;

•	consumer products;

•	consumer services;

•	distribution;

•	financial services;

•	food & beverage;

•	information services & technology;

•	lodging/resorts;

•	media and entertainment;

•	manufacturing and basic industries;

•	printing and publishing;

•	restaurants;

•	retail; and

•	telecommunications.

      THL is continuously monitoring industry sectors in which they have prior experience and additional industry sectors to identify untapped investment opportunities. We expect that THL Manager’s access to THL’s expertise in identifying these opportunities will result in competitive advantages for us compared to other business development companies. Through the investment process, THL’s investment professionals have developed expertise in virtually all areas of these industries. These professionals often study an industry for years prior to making an investment, establishing valuable contacts with industry executives, suppliers, customers, financial analysts and consultants. THL seeks to maintain and foster these contacts, creating continuous opportunities and access to industry information and knowledge.

Proprietary deal origination

      We expect that THL Manager will have access to THL’s pipeline of proprietary transactions. Due to THL’s reputation and network of relationships with major industrial, financial, legal, and governmental entities, a significant number of its investments have been sourced on an exclusive basis. THL’s global reputation as a preeminent financial sponsor with the ability to move quickly and decisively to consummate opportunities attracts management teams actively seeking financial partners.

Untapped investment opportunities

      Due to its investment history, resources and contacts with corporations, financial institutions and third-party advisors, THL has consistent access to investment opportunities of varying sizes at all levels of the capital structure. THL’s private equity business, however, is predominantly focused on investing equity capital in control positions. As a result, THL does not pursue numerous investment opportunities that come to its attention because they do not fit within the investment mandate of its private equity funds. The types of investments made available to THL, but not pursued, generally consist of many of the same investments that we will be pursuing. While not consistent with the investment mandate of THL’s private equity funds, some of these opportunities may fall within our investment objective. We expect that THL Manager will be able to access these potential investment opportunities.

      Moreover, because of our ability to invest at all levels of a company’s capital structure, the knowledge resulting from these reviews by THL may result in investment opportunities for us. For example, in a situation where a debt investment is more appropriate than an equity investment, THL Manager may elect to invest in debt securities of that company. We expect that THL will provide THL Manager, where permitted, the industry knowledge and company-specific knowledge resulting from these transaction reviews.

Experience in credit analysis and capital structuring

      THL has developed significant expertise analyzing the operations and financial statements of companies to determine their suitability for leverage. Since 1989, THL’s portfolio companies have raised more than $70 billion in senior secured loans and more than $15 billion in high-yield bonds and other forms of subordinated debt. Although THL itself has invested predominantly in the equity of these companies, as the sponsor for these transactions THL has been responsible for identifying the investment, performing due diligence and determining the appropriate leverage for, and capital structure of, the investment. In determining an appropriate capital structure for a company, THL’s professionals regularly assess the quality of earnings, the potential liquidation value of the company and other factors relevant to an extension of credit. THL also coordinates the financing of all components of the capital structure of a company, including senior and subordinated debt, preferred stock and common equity. As the investor in the equity of these companies, THL does not benefit unless all components of the capital structure are serviced and ultimately repaid. This approach should enable THL Manager to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Access to financial institution-driven deal flow

      Given THL’s long-standing and deep relationships with major commercial and investment banking firms, we expect THL Manager will be able to access the debt and equity investment opportunities generated by these financial institutions. These institutions regularly raise capital for their clients throughout the capital structure and are active market participants, investing in and underwriting securities across a broad range of industries and financial instruments. We believe these relationships will enable THL Manager to continuously source new investments as we seek to deploy our capital and maximize our risk adjusted returns.

We Are Currently the Only THL Investment Vehicle Other Than Private Equity Funds

      Except for THL’s private equity funds, we are currently the only THL-sponsored investment vehicle. We expect our portfolio will consist of securities at all levels of the capital structure, providing THL Manager with the flexibility to make investments it believes will generate the greatest risk-adjusted returns. THL has no debt funds, mezzanine funds, distressed debt funds or hedge funds. We therefore will not be competing with other THL funds for access to THL ideas and opportunities.

We Are Currently the Only THL Publicly-Traded Investment Vehicle

      We are currently the only THL-managed investment vehicle that is available to public investors. THL’s existing private equity funds are raised in private offerings (mostly from public and corporate pension plans), require significant minimum investments from each investor and are highly illiquid.

Operating and Regulatory Structure

      Our investment activities will be managed by THL Manager and supervised by our board of directors, a majority of whom are independent of THL and its affiliates. THL Manager is a newly-formed investment adviser that we intend to register under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay THL Manager an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

      As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not be permitted to invest in any portfolio company in which THL or any of its affiliates currently has an investment. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. Federal Income Tax Considerations.”

Investments

      THL Investment Capital will seek to create a diversified portfolio that will include mezzanine and senior secured loans by investing an average of approximately $25 million to $75 million of capital per transaction in the securities of private domestic middle-market companies. We expect that our target portfolio over time will include both mezzanine and senior secured loans. Generally, mezzanine loans rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants to purchase common stock. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. We believe that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns.

      Initially, we expect that our portfolio will consist primarily of senior secured loans because we believe that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Over time, however, we expect that our portfolio will consist primarily of mezzanine loans. In addition to mezzanine and senior secured loans, we may invest up to 30% of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance our returns to stockholders. These investments may include, but are not limited to, high-yield bonds, private equity investments, distressed debt investments, securities of public companies that are not thinly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade. Within the 30%, we also may invest up to 5% of our total assets in debt securities of middle-market companies located outside of the United States.

      Our principal focus will be to provide mezzanine and senior secured loans to private domestic middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which THL’s investment professionals have direct expertise.

      THL is continuously monitoring industry sectors in which they have prior experience and additional industry sectors to identify untapped investment opportunities.

      In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

      We will not invest in any portfolio company in which THL or an affiliate already has an investment at the time.

Investment Selection

      THL Manager intends to use the same, value oriented philosophy used by the investment professionals of THL in THL’s private investment funds and will commit its resources to managing downside exposure.

Prospective Portfolio Company Characteristics

      We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to capitalize on our access to information generated by THL’s investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

      Our investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. We will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Experienced Management

      We will require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Competitive Position in Industry

      We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit Strategy

      We will seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive alternative exit possibilities, especially those in which we can capitalize on equity value appreciation through ownership of stock or warrants. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets

      The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases, in particular considering residual value following the repayment of any secured obligations senior to ours.

Due Diligence

      Our investment adviser will conduct diligence on prospective portfolio companies consistent with the approach adopted by THL’s investment professionals. The THL investment professionals have a reputation for conducting exhaustive due diligence investigations in their investment activities.

      Our due diligence will typically include:

•	review of historical and prospective financial information;

•	review of public information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents and other key agreements material to the company’s operations;

•	background checks; and

•	research relating to the company’s management, industry, markets, products, services and competitors.

      Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals of leading the investment will present the investment opportunity to our investment adviser’s investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Structure

      Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

      We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. We will generally target a total return of 12% to 20% for our mezzanine loan investments.

      We also anticipate investing in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

      In the case of our mezzanine and senior secured loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights.

      Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. We expect that any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Managerial Assistance

      As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Thomas H. Lee Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing Relationships with Portfolio Companies

Monitoring

      We will closely monitor our portfolio companies on an ongoing basis. We will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

      We will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights;

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, strategy, requirements and accomplishments;

•	comparisons to other THL portfolio companies in the same industry;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

      In addition to various risk management and monitoring tools, we will also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment
Rating	Summary Description

1	Capital gain expected
2	Full return of principal and interest or dividend expected, with portfolio company performing in accordance with its business plan
3	Full return of principal and interest or dividend expected, but portfolio company requires closer monitoring
4	Some loss of interest or dividend expected, but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

      We will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, we will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings.

Valuation Process

      The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions will then be documented and discussed with our senior management;

•	an independent valuation firm engaged by our board of directors will review these preliminary valuations;

•	the audit committee of our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee;

•	the board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee; and

•	when we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Competition

      Our primary competitors include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of THL’s investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior managers of THL Manager and of the senior partners of THL, will enable us to learn about, and helps us to compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

      We currently have three employees:

•	Thomas H. Lee, President, and Chief Executive Officer;

•	Joseph F. Pesce, Treasurer; and

•	Charles P. Holden, Secretary.

      We also expect to appoint a chief compliance officer and a controller. Our day-to-day investment operations will be managed by THL Manager. We expect that THL Manager will have additional investment professionals who will be dedicated full time to its operations. See “Management — Management Agreement.”

      In addition, Thomas H. Lee Management will provide us with day-to-day administrative services. See “Management — Administration Agreement.”

Properties

      Our principal executive and administrative offices are located at 100 Federal Street, 35th Floor, Boston, MA 02110. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

      We and THL Manager are not currently subject to any material legal proceedings.

MANAGEMENT

      Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of        members,        of whom are not “interested persons” of THL Investment Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors

      Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

      Information regarding our current interested director and individuals who have agreed to serve as our independent directors are as follows:

			Director	Expiration of
Name	Age	Position	Since	Term

Interested Directors
Thomas H. Lee	60	President, Chief Executive Officer and Director	2004
Independent Directors

      The address for each director is c/o THL Investment Capital Corp., 100 Federal Street, 35th Floor, Boston, MA 02110.

Executive Officers Who Are Not Directors

      Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Joseph F. Pesce	55	Treasurer
Charles P. Holden	35	Secretary

      The address for each executive officer is c/o THL Investment Capital Corp., 100 Federal Street, 35th Floor, Boston, MA 02110.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested directors

      Thomas H. Lee founded the Thomas H. Lee Company in 1974 and since that time has served as its President. From 1966 through 1974, Mr. Lee was with First National Bank of Boston where he directed the bank’s high technology lending group from 1968 to 1974 and became a Vice President in 1973. Prior to 1966, Mr. Lee was a securities analyst in the institutional research department of L.F. Rothschild in

New York. The Lee Company and its affiliated funds invest private equity capital in growing companies. To date, Thomas H. Lee Company has raised over $14 billion of funds in venture capital and private equity.

      Mr. Lee serves or has served as a Director of numerous public and private companies in which the Lee Company and its affiliates have invested, including Finlay Enterprises, Inc., General Nutrition Companies, Metris Companies, Inc., Playtex Products, Inc., Snapple Beverage Corp., Vertis Holdings, Inc., and Wyndham International, Inc. In addition, Mr. Lee is a Member of the JP Morgan National Advisory Board. Mr. Lee is currently a Trustee of Lincoln Center for the Performing Arts, The Museum of Modern Art, NYU Medical Center, The Rockefeller University, and Whitney Museum of American Art among other civic and charitable organizations. He also serves on the Executive Committee for Harvard University’s Committee on University Resources. Mr. Lee is a 1965 graduate of Harvard College.

Independent directors

Executive Officers Who Are Not Directors

      Joseph F. Pesce, Senior Vice President of Finance, Chief Financial Officer and Treasurer, joined Thomas H. Lee Company in 2001. Prior to joining THL, Mr. Pesce spent over 20 years in senior financial positions in high technology, healthcare and consulting services companies. Mr. Pesce received an A.B. in Mathematics from Boston College and an M.B.A. from the Wharton Graduate School of the University of Pennsylvania and is a Certified Public Accountant.

      Charles P. Holden is the Vice President of Finance for Thomas H. Lee Management, which he joined in 1999. Prior to that, Mr. Holden worked at Bracebridge Capital (formerly Farallon Fixed Income Associates), a Cambridge hedge fund, Wellington Management Company, Harvard Management Company and State Street Bank. Mr. Holden received his B.S. in Finance from the University of Massachusetts, Dartmouth and his M.B.A. from Suffolk University.

Committees of the Board of Directors

Audit Committee

      The members of the audit committee are                     ,                     and                     , each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance rules regarding Audit Committee membership.                     serves as chairman of the audit committee. The audit committee has adopted a charter which governs its activities and sets forth its responsibilities. Among other things, the audit committee is responsible for engaging our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving any additional professional services provided by our independent accountants, reviewing the independence of our independent accountants, establishing a system to handle accusations of financial misconduct and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities that we may hold from time to time that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

      The members of the nominating and corporate governance committee are                     ,                     and                     , each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance rules.                     serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee has adopted a charter which governs its activities and sets forth its responsibilities. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

Compensation Committee

      The members of the compensation committee are                     ,                     and                     , each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance rules.                     serves as chairman of the compensation committee. The compensation committee is responsible for the determination or recommendation to the board of directors for determination the compensation of all officers.

Compensation of Directors

      The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to interested directors.

Total
		Pension or	Compensation from
	Aggregate Compensation	Retirement Benefits	THL Investment
	from THL Investment	Accrued as Part of	Capital Paid to
Name	Capital(1)	Our Expenses(2)	Director

(1)	We are newly-organized, and the amounts listed are estimated for 2004. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

      The independent directors will receive an annual fee of $               . They will also receive $               plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $               plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $               and each chairman of any other committee will receive an annual fee of $               for their additional services in these capacities. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Advisory and Management Agreement

Management Services

      THL Manager will serve as our investment adviser. THL Manager is a newly-formed investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, THL Investment Capital. Under the terms of an investment advisory and management agreement, THL Manager will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close, monitor and administer the investments we make; and

•	provide managerial assistance to those portfolio companies that request it.

      THL Manager’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

      In addition to managing our investments, investment professionals of our investment adviser also manage or have managed the following other THL investment entities:

			Committed
Fund Name	Investment Focus	Established	Capital(1)	Status

	(In billions)
THL Managed
Thomas H. Lee Company Fund	Private equity	1984	$0.06	Fully invested and realized
ML-Lee Acquisition Fund, L.P.	Mezzanine Debt	1987	$0.7 (2)	Fully invested and realized
Thomas H. Lee Equity Partners, L.P.	Private equity	1989	$0.6	Fully invested and substantially realized
ML-Lee Acquisition Fund II, L.P.(3)	Mezzanine Debt(4)	1989	$0.4	Fully invested and realized
Thomas H. Lee Equity Fund III, L.P.	Private equity	1995	$1.3	Fully invested and substantially realized
Thomas H. Lee Equity Fund IV, L.P.	Private equity	1997	$3.5	Fully invested and partially realized
Thomas H. Lee Equity Fund V, L.P.	Private equity	2000	$6.1	Actively investing
Non-THL Managed
TH Lee, Putnam Ventures, L.P.	Private equity	1999	$1.1	Actively investing
TH Lee, Putnam Emerging Opportunities Portfolio	50% private equity 50% public equities	2001	$0.1	Actively investing

(1)	Represents capital raised or capital commitments at inception for each fund.

(2)	Includes $0.2 in borrowings from banks.

(3)	Operated together with ML-Lee Acquisition Fund (Retirement Accounts) II, L.P., companion fund for ERISA investors.

(4)	Primary focus was to invest in joint transactions together with equity funds sponsored by Thomas H. Lee Company.

Management fee

      Pursuant to the investment advisory and management agreement, we will pay THL Manager a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

      The base management fee will be calculated at an annual rate of      % of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

      The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of      % per quarter (     % annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the      % base management fee. We will pay THL Manager an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than % in any calendar quarter ( % annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than %) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds % in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds % in any calendar quarter ( % annualized).

      These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

      The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1:     Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) =      %

Hurdle rate(1) =      %
Management fee(2) =      %
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) =      %
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) =      %

Result:

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) =      %

Hurdle rate(1) =      %
Management fee(2) =      %
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) =      %
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) =      %

Result:

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”(4)

              =      % -      %
              =      %
              = 100% x      %
              =      %

Alternative 3

Assumptions:

Investment income (including interest, dividends, fees, etc.) =      %

Hurdle rate(1) =      %
Management fee(2) =      %
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) =      %
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) =      %

Result:

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% x “catch-up” + (20% x (pre-incentive fee net investment income -      %))

Catch-up = % -      % =      %

Incentive fee = (100% x      %) + (20% x (     % -%))

              =      % + (20% x      %)
              =      % +      %
              =      %

(1)	Represents % annualized hurdle rate.
(2)	Represents % annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds % in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee (*):

Assumptions:

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Result:

Year 1 incentive fee = 20% x (0)

                     = 0
                     = no incentive fee

Year 2 incentive fee = 20% x (6% - 1%)

                     = 20% x 5%
                     = 1%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of Our Expenses

      All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by THL Manager. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by THL Manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Thomas H. Lee Management in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and Termination

      The investment advisory and management agreement was approved by our board of directors on                     , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — The departure of THL Manager’s key personnel or the loss of their access to THL’s investment professionals and partners could have a material adverse effect on our ability to achieve our investment objectives.

Indemnification

      The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, THL Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from THL Investment Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of THL Manager’s services under the investment advisory and management agreement or otherwise as an investment adviser of THL Investment Capital.

Organization of the Investment Adviser

      THL Manager is a newly-formed Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act. The principal executive and administrative offices of THL Manager is 100 Federal Street, 35th Floor, Boston, MA 02110.

Board Approval of the Investment Advisory and Management Agreement

      Our board of directors determined at a meeting held on May      , 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the investment adviser or Thomas H. Lee Management from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of the investment adviser and its affiliates; (g) the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

      Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Administration Agreement

      Pursuant to a separate administration agreement, Thomas H. Lee Management will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Thomas H. Lee Management also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Thomas H. Lee Management will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Thomas H. Lee Management’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Thomas H. Lee Management will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

      The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Thomas H. Lee Management and its officers, manager, partners agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from THL Investment Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Thomas H. Lee Management’s services under the administration agreement or otherwise as administrator for THL Investment Capital.

License Agreement

      We have entered into a license agreement with THL pursuant to which THL has agreed to grant us a non-exclusive license to use the name “THL.” Under this agreement, we will have a right to use the THL name, for so long as THL Manager or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “THL” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

      We have entered into the investment advisory and management agreement with THL Manager, in which our senior management has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with THL Manager that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, THL Manager, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with THL Manager. However, our investment adviser and other members of THL intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks relating to our business and structure — Significant potential conflicts of interest could impact our investment returns.”

      We have entered into a license agreement with THL, pursuant to which THL has agreed to grant us a non-exclusive license to use the name “THL.” In addition, pursuant to the terms of the administration agreement, Thomas H. Lee Management provides us with office facilities and administrative services. THL Investment Capital Management, our investment adviser, is the sole member of and controls Thomas H. Lee Management.

      As a business development company, we will not invest in any portfolio company in which THL or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

      Immediately prior to the completion of this offering, there will be                      shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Common Stock Outstanding

		Immediately		Immediately
		Prior to Offering		After Offering

		Shares		Shares
Name and Address	Type of Ownership	Owned	Percentage	Owned	Percentage

THL Manager	Record and beneficial		%
All officers and directors as a group (persons)(2)	Record and beneficial		%

(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ 30-day over-allotment option.

(2)	The address for the THL Manager and for all officers and directors is c/o THL Investment Capital Corporation, 100 Federal Street, 35th Floor, Boston MA 02110.

      The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity
Securities in THL Investment
Name of Director	Capital(1)

Interested Directors
Thomas H. Lee

Independent Directors

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,0001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

      In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

      With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

•	Preliminary valuation conclusions will then be documented and discussed with our senior management.

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

•	The audit committee of our board of directors will comment on the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

•	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

      The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

      Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

      We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

      No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying [Transfer Agent], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

      Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

      We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

      There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $               transaction fee plus a 10 cents per share brokerage commissions from the proceeds.

      Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

      Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                     , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at                     or by calling the plan administrator at                     .

      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                     .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

      Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

      As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

      If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax (including, if applicable, alternative minimum tax) at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement and the Annual Distribution Requirement.

      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that, subject to certain exceptions and cure periods, at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of any one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon or other discount securities, and debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

      Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

      Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

      For purposes of determining the application of the alternative minimum tax to us and our stockholders, any items that are treated differently for purposes of computing the alternative minimum tax than for purposes of computing the regular tax must be apportioned between us and our stockholders. Such allocation may affect a stockholder’s liability for alternative minimum tax.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our common stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax (including, if applicable, alternative minimum tax), reducing the amount available to be distributed to our stockholders. See “Failure to Qualify as a RIC” below. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.

      The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

      For U.S. federal income tax purposes, dividends paid out of current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary income.

      Distributions of our net capital gain (our realized net long-term capital gains in excess of realized net short-term capital losses for the taxable year) properly designated by us as a “capital gain dividend” will be taxable to a U.S. stockholder as long-term capital gain, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of our common stock. In general, for taxable years beginning on or before December 31, 2008, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% (5% for individuals in lower tax brackets, falling to 0% for 2008) on their net capital gain, including a net capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

      Distributions of our “investment company taxable income” (generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will (except to the extent attributable to qualified dividend income) be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock.

      For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual stockholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15% (5% for individuals in lower tax brackets, falling to 0% for 2008). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. We generally can pass the tax treatment of qualified dividend income we receive through to our stockholders. For us to receive qualified dividend income, we must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, we cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to positions in substantially similar or related property. The same provisions apply to each stockholder’s investment in us. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will be taxed at the rates applicable to ordinary income and not long-term capital gains, unless Congress enacts legislation providing otherwise. It is anticipated that most of our distributions will not be eligible for treatment as qualified dividend income.

      Dividends of investment company taxable income designated by us and received by our corporate stockholders will qualify for the corporate dividends-received deduction to the extent of the amount of qualifying dividends received by us from domestic corporations for the taxable year. A dividend received by us will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the corporate dividends-received deduction may be disallowed or reduced if the corporate stockholder fails to satisfy the foregoing requirements with respect to our common stock or by application of the Code.

      Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

      The IRS has taken the position that if a RIC has more than one class of shares outstanding, it may designate distributions made with respect to each class in any year as consisting of no more than such class’s proportionate share of any type of income (e.g., net capital gains or qualified dividend income) earned by the RIC. A class’s proportionate share is determined according to the percentage of total dividends and distributions paid by the RIC during such year that was paid with respect to such class. Consequently, if both common stock and preferred shares are outstanding, we presently intend to designate distributions made to the classes as consisting of ordinary income and capital gains in accordance with the classes’ proportionate shares of such income. Thus, for example, if we were to have both common stock and preferred shares, the amount designated as capital gain distributions would be allocated between the holders of common stock and preferred shares in proportion to the total dividends paid to each class during the taxable year.

      Although we presently intend to distribute any net capital gain at least annually, we may in the future elect to retain some or all of our net capital gain for investment and be taxed at corporate rates on the amount retained. In such case, we may designate the retained amount as a “deemed distribution” in a notice to our stockholders. In that case, among other consequences, we will pay corporate-level tax on the retained amount, our U.S. stockholders will be treated as if each received a pro rata share of the deemed distribution of the gross amount (which such U.S. stockholder will be required to report on his tax return as long-term capital gain), and the U.S. stockholder will be entitled to claim a credit equal to his allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will likely exceed the tax they owe on any retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

      If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

      A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain or loss arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice as to the U.S. federal tax status of distributions. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. A U.S. individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Non-U.S. Investments

      Investments we hold in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by us.

      If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a

“QEF”), in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, in any year we might be required to recognize income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Annual Distribution Requirement and would be taken into account for purposes of the Excise Tax Avoidance Requirement.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pay such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Borrowings

      If we utilize leverage through borrowing, we may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, and possibly from meeting the Excise Tax Avoidance Requirement. We will endeavor to avoid restrictions on our ability to make dividend payments.

Taxation of Non-U.S. Stockholders

      Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

      Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual, the Non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

      If we distribute our net capital gains in the form of a deemed distribution rather than an actual distribution (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

      Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, federal estate and gift taxes and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

      If we were unable to qualify for treatment as a RIC, we would be subject to tax (including, if applicable, the alternative minimum tax) on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as qualified dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received-deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years, and then seek to qualify or requalify as a RIC, we would be required to pay corporate-level tax on any unrealized appreciation existing on our assets at the time of such qualification or requalification, recognized during the succeeding 10-year period, unless we were to make a special election to recognize gain to the extent of such unrealized appreciation at the time of such qualification or requalification. Any such gain we are required to recognize will, net of the tax we pay thereon, also increase actual or deemed taxable distributions to our stockholders.

Tax Shelter Reporting Regulations

      Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a $4 million or $20 million loss, respectively, over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      The foregoing discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This discussion is not exhaustive and does not address all aspects of U.S. federal income taxation relevant to holders of our shares or to certain types of holders subject to special treatment under federal income tax laws. Accordingly, investors are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of the acquisition, ownership and disposition of common stock, including the potential applicability of the alternative minimum tax and the application and effect of the laws of any state, local, foreign or other taxing jurisdiction on their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

      The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of                      shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to list our common stock on The NASDAQ National Market under the ticker symbol “          ”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

      Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

      All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of THL Investment Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

      Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, (1) to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and (2) to pay or person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of The Maryland General Corporation Law and Our Charter and Bylaws

      The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

      Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

      Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

      Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

      Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

      Advance notice provisions for stockholder nominations and stockholder proposals Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Special Meetings of Stockholders

      Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

      Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

      Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

      The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

      A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

      If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

      The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

      Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

      Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

      A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

      After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

      These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

      The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

      Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

      We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

      We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Significant Managerial Assistance to Portfolio Companies

      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

      We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks relating to our business and structure — If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

Code of Ethics

      We and THL Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

      SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, THL Investment Capital will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When THL Investment Capital does have voting rights, it will delegate the exercise of such rights to THL Manager. THL Investment Capital’s proxy voting policies and procedures are summarized below:

      In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of THL, taking into account the interests of THL Investment Capital and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of THL Investment Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

      An officer of THL Investment Capital will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

      Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of THL Investment Capital. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

      Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

      Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

      Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

      Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

      Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

      Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

      Stock Splits: Our investment adviser will generally vote with management on stock split matters.

      Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

      Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

      We will be periodically examined by the SEC for compliance with the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to THL Investment Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We and THL Manager will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Rules

      The Sarbanes-Oxley Act of 2002 imposes numerous regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. We believe we will be in substantial compliance with such requirements at the time the registration statement of which this prospectus is a part is declared effective by the SEC. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, The NASDAQ National Market has recently adopted corporate governance changes to its listing standards. We believe we will be in substantial compliance with such corporate governance standards at the time of listing. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

      Upon completion of this offering,                      shares of our common stock will be outstanding, based on the number of shares outstanding on                     , 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares,                      shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

      Our securities are held under a custody agreement by                     . The address of the custodian is:                     .                     will act as our transfer agent, dividend paying agent and registrar. The principal business address of                     is                     , telephone number:                    .

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Because we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for THL Investment Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, THL Investment Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and THL Investment Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

      We are offering the shares of our common stock described in this prospectus through the underwriters named below. Bear, Stearns & Co. Inc. and                                                             are acting as joint book-running managers of the offering and representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of Shares

Bear, Stearns & Co. Inc.
Banc of America Securities LLC
Lehman Brothers

Total

      The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

      Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

      In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

Over-Allotment Option

      We have granted the underwriters an option to buy up to an aggregate of                     additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

      Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $           per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $           per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common stock to be offered.

      The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase up to an additional shares.

	No Exercise	Full Exercise

Per share	$	$
Total	$	$

      We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $           million.

No Sales of Similar Securities

      We, certain of our executive officers and directors, THL Manager, THL, and the partners and officers of THL Manager (or any entities through which such partners and officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, THL Manager, THL and each of these persons may not, without the prior written approval of Bear Stearns, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, Bear Stearns may, in its sole discretion, release all or some of the securities from these lock-up agreements.

      We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. As a business development company, we are prohibited from protecting any of the underwriters against any liability to THL Investment Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

Listing

      We will apply to list our common stock on The NASDAQ National Market under the ticker symbol “               .”

Price Stabilization, Short Positions

      In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

      Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

      The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

      Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

      The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

      As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The NASDAQ National Market or otherwise.

Determination of Offering Price

      Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set forth in this prospectus and otherwise available to representatives;

•	our prospects and the history and prospects for the industry in which we compete;

•	an assessment of our management;

•	our prospects for future earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Directed Share Program

      At our request, certain of the underwriters have reserved up to           % of our common stock being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other related parties to THL Manager at the public offering price. The sales will be made by Bear Stearns through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any employees or other persons (any entities through which such persons may invest in our shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

      In addition, the underwriters will reserve approximately $           million of our common stock offered by this prospectus for sale directly to THL Manager through the directed share program at the public offering price. This amount constitutes           % of our common stock being offered by this prospectus.

Affiliations

      Certain of the underwriters and their affiliates have provided in the past to THL and may provide from time to time certain commercial banking, financial advisory, investment banking and other services for THL and us for which they will be entitled to receive separate fees.

      The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, THL or our portfolio companies in the ordinary course of their business.

LEGAL MATTERS

      Weil, Gotshal & Manges LLP will pass upon certain matters on behalf of the issuer. Weil, Gotshal & Manges LLP also represents THL Investment Capital Partners L.P. Certain legal matters regarding the validity of the common stock offered by this prospectus have been passed upon for the issuer by Venable LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT ACCOUNTANTS

      The financial statements of THL Investment Capital Corp. as of April 15, 2004, and for the period from inception, April 15, 2004, through April 15, 2004, have been included in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of THL Investment Capital Corp.:

      We have audited the accompanying balance sheet of THL Investment Capital Corp. as of April 15, 2004, and the related statements of operations and changes in net assets for the period from inception, April 15, 2004, through April 15, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THL Investment Capital Corp. as of April 15, 2004 and the results of its operations and net assets for the period from inception, April 15, 2004, through April 15, 2004, in conformity with accounting principles generally accepted in the United States of America.

      As described in note 4 to the April 15, 2004 financial statements, THL Investment Capital Corp. has accrued organizational expenses on its balance sheet. In the event the public offering does not occur, THL Investment Capital Corp. will not be able to pay these expenses.

Boston, MA

April 16, 2004

THL INVESTMENT CAPITAL CORP.

BALANCE SHEET

April 15, 2004

ASSETS
Cash	$1,500

Total assets	$1,500

LIABILITIES
Accrued organizational expenses	$50,000
STOCKHOLDER’S DEFICIT
Common stock par value $0.001 per share; 1,000 shares authorized, 100 shares outstanding	1
Additional paid in capital	1,499
Accumulated deficit	(50,000)
Stockholder’s deficit	(48,500)

Total Liabilities and Stockholder’s Deficit	$1,500

See accompanying notes to financial statements.

THL INVESTMENT CAPITAL CORP.

STATEMENT OF OPERATIONS

For the Period from Inception, April 15, 2004,
Through April 15, 2004

Expenses:
Organizational costs	$50,000

Net investment loss	(50,000)

Decrease in net assets resulting from operations	$(50,000)

See accompanying notes to financial statements.

THL INVESTMENT CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

For the Period from Inception, April 15, 2004,
Through April 15, 2004

	Common Stock		Additional
			Paid in	Accumulated	Stockholder’s
	Shares	Amount	Capital	Deficit	Deficit

Balance, April 15, 2004	—	$—	$—	$—	$—
Sale of common stock	100	1	1,499	—	1,500
Decrease in net assets resulting from operations	—	—	—	(50,000)	(50,000)

Balance, April 15, 2004	100	$1	$1,499	$(50,000)	$(48,500)

See accompanying notes to financial statements.

THL INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

April 15, 2004

1.     Organization and Purpose

      THL Investment Capital Corp. (the “Company”) was organized as a Maryland corporation on April 15, 2004. The Company is a newly organized closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company has had no operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 and the incurrence of organizational costs of $50,000.

2.     Accounting Policies

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.     Agreements

      The company intends to enter into an Investment Advisory Agreement with THL Investment Capital Partners, L.P. (the “Adviser”), under which the Adviser, subject to the overall supervision of the Company’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to the Company. For providing these services, the Adviser will receive a fee from the Company, consisting of two components — a base management fee and an incentive fee.

      The base management fee will be calculated as a percentage of the Company’s gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

      The incentive fee will have two parts, as follows: The first part, known as the pre incentive fee and whose rate has not yet been determined, will be calculated and payable quarterly in arrears based on pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income for which the Fund has not yet received in cash.

      Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The pre-incentive fee is designed to enable the investment

THL INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

manager to earn up to 20% of the net investment income, as defined above, subject to the attainment of a certain hurdle rate of return, which has yet to be determined.

      The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

4.     Organizational Expenses

      A portion of the net proceeds of the pending public offering will be used to pay for organizational costs estimated at $50,000 which have been incurred in the formation of the Company. These expenses will be paid by the Company after the public offering.

      In the event the public offering does not occur, the Company will not be able to pay the expenses.

5.     Federal Income Taxes

      The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

                                    Shares

THL INVESTMENT CAPITAL CORP.

Common Stock

PROSPECTUS

May        , 2004

Bear, Stearns & Co. Inc.

Banc of America Securities LLC
Lehman Brothers

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1) Financial Statements

      The following statements of THL Investment Capital Corp. (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

      Balance Sheet**

      Statement of Operations**

      Statement of Changes in Net Assets**

      Notes to Financial Statements**

(2) Exhibits

      (a)(1) Articles of Incorporation**

      (a)(2) Articles of Amendment and Restatement*

      (b)(1) Bylaws*

      (b)(2) Amended and Restated Bylaws*

      (c)    Not Applicable

      (d)    Form of Stock Certificate*

      (e)    Dividend Reinvestment Plan*

      (f)     Not Applicable

(g)	Investment Advisory and Management Agreement between Registrant and THL Investment Capital Partners L.P.*

      (h)    Form of Underwriting Agreement*

      (i)     Not Applicable

      (j)     Custodian Agreement*

      (k)(1) Administration Agreement between Registrant and Thomas H. Lee Management Company, LLC*

      (k)(2) Transfer Agency and Service Agreement between Registrant and                               *

      (l)     Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

      (m)   Not Applicable

      (n)    Consent of independent auditors for Registrant**

      (o)    Not Applicable

      (p)    Not Applicable

      (q)    Not Applicable

      (r)    Code of Ethics*

*	To be filed by amendment.

**	Filed herewith.

Item 25.	Marketing Arrangements

      The information contained under the heading “Underwriting” on page 65 of this Registration Statement is incorporated herein by reference.

Item 26.	Other Expenses of Issuance and Distribution

Commission Registration Fee		$63,350
Listing Fee		*
NASD Filing Fee		*
Accounting Fees and Expenses		*	(1)
Legal Fees and Expenses		*	(1)
Printing and engraving		*
Miscellaneous Fees and Expenses		*
Total	$	*	(1)

*	To be provided by amendment.

(1)	These amounts are estimates.

      All of the expenses set forth above shall be borne by the Company.

Item 27.	Persons Controlled by or Under Common Control

      Immediately prior to this offering, THL Investment Capital Partners L.P., a Delaware limited partnership, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, THL Manager’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 28.	Number of Holders of Securities

      The following table sets forth the approximate number of record holders of the Company’s common stock at May      , 2004.

Number of Record
Title of Class	Holders

Common stock, $0.01 par value	1

Item 29.	Indemnification

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, (1) to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and (2) to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, THL Investment Capital Partners L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Company.

      The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Thomas H. Lee Management Company, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Thomas H. Lee Management Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

      The Underwriters’ Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in this Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser

      A description of any other business, profession, vocation, or employment of a substantial nature in which the adviser, and each managing director, director or executive officer of the adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-            ), and is incorporated herein by reference.

Item 31.	Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, THL Investment Capital Corp., 100 Federal Street, 35th Floor, Boston, MA 02110;

(2) the Transfer Agent;

(3) the Custodian; and

(4) the Adviser, THL Investment Capital Partners L.P., 100 Federal Street, 35th Floor, Boston, MA 02110.

Item 32.	Management Services

      Not Applicable.

Item 33.	Undertakings

      1. The Registrant undertakes to suspend the offering of shares until this prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in this prospectus.

      2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 4th day of May, 2004.

THL INVESTMENT CAPITAL CORPORATION

BY:	/s/ THOMAS H. LEE

Thomas H. Lee
President and Director

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 4, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ THOMAS H. LEE Thomas H. Lee	President and Director (principal executive officer)

/s/ JOSEPH F. PESCE Joseph F. Pesce	Treasurer (principal financial and accounting officer)